Filed pursuant to Rule 497(e) and 497(k)
Registration Nos. 333-182274; 811-22310

Supplement dated June 30, 2020 to the

Summary Prospectus and Prospectus,
each dated January 31, 2020, as previously supplemented,
and
Statement of Additional Information (“SAI”),
dated January 31, 2020

ETFMG Prime Mobile Payments ETF (IPAY)
ETFMG Prime Cyber Security ETF (HACK)
(each, a “Target Fund” and collectively, the “Target Funds”)

The Board of Trustees of ETF Managers Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Target Funds into corresponding new funds (“ISE Mobile Payments ETF” and “ISE Cyber Security ETF”, collectively, the “Acquiring Funds”), which are newly created series of ETF Series Solutions with similar investment objectives and lower fees and expenses than the Target Funds. The Reorganization is subject to certain conditions including approval by shareholders of the Target Funds. The following table shows shares of the Acquiring Funds that will be issued to shareholders of the corresponding Target Funds.

Target Fund		Acquiring Fund
ETFMG Prime Mobile Payments ETF	à	ISE Mobile Payments ETF

ETFMG Prime Cyber Security ETF	à	ISE Cyber Security ETF
The Reorganization will shift management responsibility for the Target Funds from ETF Managers Group LLC to Exchange Traded Concepts, LLC (“ETC”), the investment adviser to the Acquiring Funds. ETC is a private label ETF adviser sponsoring, advising or sub-advising 27 ETFs with over $3.0 billion in assets under management as of June 5, 2020.
The investment objectives of the Acquiring Funds are to seek to track the indexes that the Target Funds tracked from their inception until August 1, 2017 (the “ISE Indexes”). While the specific constituents and the weight of constituents may differ between the ISE Indexes and the indexes currently tracked by the Target Funds, the ISE Indexes have the same investment themes as the indexes that the Target Funds track. The Acquiring Funds are each non-diversified for purposes of the Investment Company Act of 1940.
Pursuant to the Agreement, each Target Fund will transfer all of its assets to the respective Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and each Acquiring Fund will assume all of the respective Target Fund’s liabilities. As a result of the Reorganization, shareholders of each Target Fund will become shareholders of the respective Acquiring Fund. Shareholders of each Target Fund will receive shares of the respective Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of each Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by each Target Fund’s shareholders, the Reorganization is expected to occur in the third quarter of 2020.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.